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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 14, 2001
                                                         -----------------

                           Fleetwood Enterprises, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-07699                95-1948322
 ----------------------------          -----------           -------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)


 3125 Myers Street, Riverside, California                        92503-5527
 -------------------------------------------------           -------------------
 (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
                                                           --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS

         On December 14, 2001, Fleetwood Enterprises, Inc. announced the closing of its offer of new convertible trust preferred securities for $150 million in cash. The press release announcing the Company's closing of the cash offer is attached hereto as Exhibit 99.1.



ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:


         EXHIBIT                 DESCRIPTION
         -------                 -----------
           99.1                  Press Release of the Company, dated
                                 December 14, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Fleetwood Enterprises, Inc.



Date:  December 14, 2001              By:   /s/ Forrest D. Theobald
                                           -------------------------------------
                                           Forrest D. Theobald
                                           Vice President--General Counsel and
                                           Secretary


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                                  EXHIBIT INDEX



         EXHIBIT             DESCRIPTION
         -------             -----------
           99.1              Press Release of the Company, dated December 14,
                             2001.